UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2016

Northern Tier Energy LP

(Exact name of registrant as specified in its charter)

Delaware	001-35612	80-0763623
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1250 W. Washington Street, Suite 300 Tempe, Arizona		85281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 302-5450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 22, 2016, Western Refining, Inc. (“WNR”) and Northern Tier Energy LP (“NTI”) issued a joint press release announcing the preliminary results of the elections made by NTI unitholders as to the form of merger consideration they will receive in connection with the previously announced merger of NTI and a subsidiary of WNR pursuant to the Agreement and Plan of Merger dated as of December 21, 2015, by and among NTI, WNR and various of their respective affiliates.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Western Refining, Inc. and Northern Tier Energy LP, dated June 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Tier Energy LP By: Northern Tier Energy GP LLC, its general partner

By:	/s/ Karen B. Davis
Name:	Karen B. Davis
Title:	Executive Vice President and Chief Financial Officer

Date: June 22, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Western Refining, Inc. and Northern Tier Energy LP, dated June 22, 2016.